Exhibit 10.2(b)

JPMorgan Chase Bank, National Association

P.O. Box 161

60 Victoria Embankment

London EC4Y 0JP

England

October 22, 2009

To: Navistar International Corporation
4201 Winfield Road
Warrenville, Illinois 60555
Attention: Treasurer
Telephone No.:	630-753-5000
Facsimile No.:	630-753-2305

Re: Base Warrants

Navistar International Corporation (“Company”) and JPMorgan Chase Bank, National Association, London Branch (“Dealer”) concurrently herewith are entering into a Base Warrants (the “Transaction”) to sell to Dealer a number of options exercisable into Shares pursuant to a letter agreement dated as of the date hereof (the “Confirmation”).

This letter agreement (the “Letter Agreement”) hereby confirms the agreement between Dealer and Company as follows:

1. Terms Used but Not Defined Herein. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

2. Section 6(e) Calculation for Certain Additional Termination Events. For the purposes of determining the amount payable under Section 6(e) of the Agreement in connection with any Additional Termination Event under Section 9(e) of the Confirmation only, the parties agree that any inputs used to determine such amount shall be calculated by Dealer using mid-market data, as necessary for Dealer’s own then current valuation for the Transaction.

3. Counterparts. This Letter Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

4. Governing Law. The provisions of this Letter Agreement shall be governed by the New York law (without reference to choice of law doctrine).

JPMorgan Chase Bank, National Association

Organised under the laws of the United States as a National Banking Association

Main Office 1111 Polaris Parkway, Columbus, Ohio 43271

Registered as a branch in England & Wales branch No. BR000746

Registered Branch Office 125 London Wall, London EC2Y 5AJ

Authorised and regulated by the Financial Services Authority

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Letter Agreement and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax to (212) 622 8519.

            Very truly yours,

J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association

By:	/s/ Jeffrey Zajkowski
Authorized Signatory
Name:	Jeffrey Zajkowski

Accepted and confirmed
as of the Trade Date:

Navistar International Corporation

By:
Authorized Signatory
Name:

(Signature Page to Side Letter Agreement for Base Warrant Transaction)

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Letter Agreement and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax to (212) 622 819.

            Very truly yours,

J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association

By:
Authorized Signatory
Name:

Accepted and confirmed
as of the Trade Date

Navistar International Corporation

By:	/s/ Jim Moran
Authorized Signatory
Name:	Jim Moran
VP & Treasurer

(Signature Page to Side Letter Agreement for Base Warrant Transaction)